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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): August 3, 2005


                        Commission File Number 001-31921


                      COMPASS MINERALS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                   Delaware                                   36-3972986
(State or other jurisdiction of incorporation or            (I.R.S. Employer
                  organization)                           Identification Number)


                             9900 WEST 109TH STREET
                                    SUITE 600
                             OVERLAND PARK, KS 66210
                                 (913) 344-9200
          (Address of principal executive offices and telephone number)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

I.  ANNUAL INCENTIVE PLAN AND BASE SALARIES

         On August 3, 2005, the Compensation Committee (the "Committee") of the Board of Directors of Compass Minerals International, Inc. (the "Company") approved the Company's Annual Incentive Plan (the "AIP"). The AIP utilizes formulas based on an employee's base salary multiplied by a set formula to determine the total payout under the plan.

A. BASE SALARIES FOR 2005

         On March 15, 2005, the Committee approved the annual base salaries of the Company's executive officers after a review of performance and competitive market data. The following table sets forth the annual base salary levels (as updated) of the Company's Named Executive Officers (as referenced in the Company's proxy statement, dated June 30, 2005, except John Fallis has replaced Rodney Underdown as a Named Executive Officer) for 2005, and as approved for use in this Annual Incentive Plan:

         NAME AND POSITION                                                      BASE SALARY
         -----------------                                                      -----------
         Michael E. Ducey                                                       $448,000
         President and Chief Executive Officer of CMI and CMG

         Steven Wolf                                                            $291,847
         Senior Vice President, Strategy and Development of CMI;
         Senior Vice President, Strategy of CMG

         Keith E. Clark                                                         $233,836
         Vice President and General Manager, General Trade of CMI and CMG

         David J. Goadby(1)                                                     $224,598
         Vice President of CMI and CMG and Managing Director of Salt Union Ltd.

         John Fallis                                                            $240,000
         Vice President and General Manager, Highway Deicing of CMI and CMG


     (1) Goadby's salary (118,964 British Pounds) is reported in US dollars at a conversion rate of $1.888/British Pound

B. ANNUAL INCENTIVE PLAN FOR 2005

         The AIP was ratified by the Board of Directors on August 4, 2005. The purpose of the AIP is to incent participants to fully utilize the Company's resources to maximize cash flow and reduce debt. The Company's Named Executive Officers and certain other executive officers participate in the AIP. For other employees, participation is based on the recommendation of the CEO and the executive officers, subject to approval by the Committee.

         AIP payments are based on performance targets established for the 2005 fiscal year. Participants in the AIP are assigned a Target Percentage. A participant's Target Award is the participant's base salary multiplied by the Target Percentage. AIP payments may range from 0 to 200% of a participant's Target Award.

         The following participants have been given the corresponding Target
Percentages: Ron Bryan, 40%; Keith Clark, 40%; Michael Ducey, 80%; John Fallis, 50%; David Goadby, 40%; Rodney Underdown, 40%; and Steven Wolf, 50%.

         The AIP uses three performance components: corporate, divisional and personal. AIP calculations are divided by allocating 85% to performance measures (70% EBITDA, which is further divided into 40% corporate and 30% divisional for division leaders, and 15% debt) and 15% to personal measures.

         The corporate component is broken into two measures:


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          o    Actual Earnings Before Income Tax, Depreciation and Amortization,
               as defined by the AIP ("EBITDA") vs. Company EBITDA budget; and

          o Actual Debt vs. budget "Target Debt." Debt is measured as the debt recorded on the books.

         The Divisional component has one measure:

          o    Actual EBITDA vs. Divisional EBITDA budget.

         The Personal component (15%) has one measure; however, it is a multiplier based upon overall company performance. The personal component can be paid even if the company does not meet its objectives.

         The Company has added a "clawback" provision, which allows the Company to recover previously paid bonuses (or portions thereof) if there is a restatement of earnings.

II.  DIRECTORS' COMPENSATION

         On August 4, 2005 the board of directors approved annual retainer compensation for the Lead Director ($15,000) and the chair of the Environmental, Health and Safety Committee ($5,000).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COMPASS MINERALS INTERNATIONAL, INC.

Date:  August 9, 2005                   /s/ Rodney L. Underdown
                                        --------------------------------------
                                        Rodney L. Underdown
                                        Chief Financial Officer